United States
Securities And Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2004

Lodgian, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-14537 (Commission File Number)	52-2093696 (I.R.S. Employer Identification No.)

3445 Peachtree Road, N.E., Suite 700
Atlanta, GA 30326
(Address of principal executive offices)

(404) 364-9400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Director.
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Item  5.02.   Election of Director.

Effective September 1, 2004, on the recommendation of its Nominating Committee, the Board of Directors of Lodgian, Inc. (the “Company”) has appointed Sheryl E. Kimes, Ph.D., to serve as a director of the Company. Dr. Kimes fills a vacant position on the Board of Directors. On September 1, 2004, the Company issued a press release relating to Dr. Kimes’ appointment to the Board of Directors. A copy of this press release is being furnished, not filed, with this report and is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lodgian, Inc.

By:	/s/ Daniel E. Ellis
Daniel E. Ellis
Senior Vice President, General Counsel and Secretary

Dated: September 1, 2004

EXHIBIT INDEX

99.1	Press Release relating to the appointment of Dr. Sheryl E. Kimes as a director.